WESTCORE TRUST

Supplement dated May 24, 2016, to the Westcore Equity and Bond Funds Statement of
Additional Information (“SAI”), dated April 29, 2016, as supplemented.

1. Effective as of the close of June 1, 2016, John W. Zimmerman, President of the Westcore Trust (the “Trust”), has resigned from the firm and Janice M. Teague is appointed as President, effective June 2, 2016.

Effective June 2, 2016:

2. All information regarding Mr. Zimmerman is hereby removed from the Officers table under the “Management of the Funds” section of the SAI. The information regarding Ms. Teague is hereby removed from the Directors table under the “Management of the Funds” section of the SAI and replaced with the following:

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEE[5]
Janice M. Teague, Retired CPA Age 62	Trustee, President	Trustee since February 13, 2007; President since June 2, 2016	• Retired, June 2003 to present • Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996-May 2003 • Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996-May 2003 • Vice President and Secretary, Berger Distributors LLC (investment management), August 1998-May 2003.	12	None

In addition, the following footnote is added after the footnotes at the end of the Officers table under the “Management of the Funds” section of the SAI.

5 Ms. Teague is an interested trustee as a result of her service as President of the Trust.

3. In the “Management of the Funds” section, the second paragraph following the charts in the Trustee Ownership of Fund Shares section of the SAI, is hereby removed and replaced with the following:

The Adviser, of which Mr. Frontz, Treasurer of the Trust, is a Partner, Chief Operations Officer and Chief Compliance Officer, receives compensation as the investment advisor and co‑administrator. ALPS Fund Services, Inc. (“ALPS”), of which Ms. Kerschen and Mr. Noyes are employees, receives compensation as co‑administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

4. The Audit Committee will be comprised of Ms. Anstine and Messrs. Sparks (Chairman) and Smith, the Nominating and Governance Committee will be comprised of Ms. Anstine (Chairman) and Messrs. Sparks and Smith, and the Investment Review Committee will be comprised of Ms. Teague and Messrs. DeTore and Pederson (Chairman). All information regarding the aforementioned committees appearing under the heading “Standing Board Committees” is hereby amended to reflect the foregoing composition.

5. In the “Trustee Ownership of Fund Shares” section, the paragraph immediately preceding the aggregate compensation paid by the Trust and the Fund Complex is hereby removed and replaced with the following:

Trustee and Officer Compensation

Each Trustee receives an annual fee of $24,000 plus $3,000 for each Board meeting attended, $1,000 for each Nominating and Governance Committee attended and $1,500 for each Audit Committee and Investment Review Committee meeting attended. Each Trustee is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity, and the Chairman of the Nominating and Governance Committee, Audit Committee and Investment Review Committee are each entitled to receive an additional $500 for each Committee meeting attended. In the event a formal special meeting is necessary which is held by telephone, the meeting fee is reduced to $500 per Trustee. The President receives a fee of $2,500 per regularly scheduled Board meeting. Effective October 1, 2004, the Trustees appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2015:

Please retain this supplement for future reference.